THE MAINSTAY GROUP OF FUNDS

MainStay Equity Index Fund

Supplement dated December 23, 2011 (“Supplement”) to the
Summary Prospectus and Prospectus, each dated February 28, 2011

This Supplement updates certain information contained in the Prospectus for MainStay Equity Index Fund (the “Fund”), a series of The MainStay Funds.  You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn:  MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via on the Fund’s website at mainstayinvestments.com.  Please review this important information carefully.

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved submitting the following proposal to shareholders:

1.
Approval of an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Fund by MainStay S&P 500 Index Fund (“S&P 500 Fund”), a series of MainStay Funds Trust, in exchange for Class A shares of the S&P 500 Fund, followed by the complete liquidation of the Fund.

On or about March 19, 2012, shareholders who own shares of the Fund as of the record date will receive a proxy statement/prospectus containing further information regarding the S&P 500 Fund and the proposed reorganization.  The proxy statement/prospectus will also include voting instruction cards with which shareholders of the Fund may vote on the proposed reorganization at a special meeting scheduled to be held on or about May 21, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.